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                                                                   EXHIBIT 32.02


                              THE BANC CORPORATION
                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Banc Corporation (the "Company") certifies that, to his knowledge, the Quarterly Report on Form 10-Q of the Company for the Quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2003                                     /s/ David R. Carter
                                                             -------------------
                                                         David R. Carter
                                                         Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.